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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   OCTOBER 23, 2002
                                                        ----------------



                                 CEPHALON, INC.
      --------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



       DELAWARE                       0-19119                   23-2484489
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission               (IRS Employer
of Incorporation)                   File Number)            Identification No.)


         145 Brandywine Parkway
         West Chester, Pennsylvania                               19380
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(Address of Principal Executive Offices)                         (Zip Code)


     Registrant's telephone number, including area code   (610) 344-0200
                                                          --------------


                                 NOT APPLICABLE
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

On October 23, 2002, Cephalon, Inc. (the "Registrant"), publicly announced results of its clinical study evaluating PROVIGIL(R) (modafinil) C-IV in patients with shift work sleep disorder.

The Registrant hereby incorporates by reference the press release dated October 23, 2002 attached hereto as Exhibit 99.1, and made a part of this Item 5.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:   None

   (b)   PRO FORMA FINANCIAL INFORMATION:   None

   (c)   EXHIBITS

          NUMBER     DESCRIPTION
          ------     ------------
           99.1 Press Release - Cephalon Announces Positive Results of ROVIGIL Clinical Study in Shift Work Sleep Disorder


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CEPHALON, INC.



Date:   October 30, 2002           By: /s/ JOHN E. OSBORN
                                      ------------------------------------
                                      John E. Osborn
                                      Senior Vice President and General Counsel


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                                  EXHIBIT INDEX

  Exhibit
  NUMBER      DESCRIPTION
  -------     -----------

  99.1 Press Release - Cephalon Announces Positive Results of PROVIGIL Clinical Study in Shift Work Sleep Disorder